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                                                                    EXHIBIT 10.3

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                               SECOND AMENDMENT TO
                      NOTE PURCHASE AND SECURITY AGREEMENT

         THIS SECOND AMENDMENT TO NOTE PURCHASE AND SECURITY AGREEMENT (this "Second Amendment") is dated as of April 4, 2003 and is made by and among Princeton Video Image, Inc., a Delaware corporation (the "Seller"), Presencia en Medios, S.A. de C.V., a Mexican corporation ("Presencia"), and PVI Holding, LLC, a Delaware limited liability company ("PVI Holding"), as a creditor to the Seller and as collateral agent.

                                    RECITALS:

         WHEREAS, Seller, Presencia and PVI Holding are parties to that certain Note Purchase and Security Agreement, dated as of February 18, 2003, as amended by the Amendment to Note Purchase and Security Agreement among the parties thereto dated March 20, 2003 (as so amended, the "Agreement"); and

         WHEREAS, Presencia delivered an Election Notice on March 31, 2003 (the "March Election Notice") indicating that Joseph F. Decosimo and Benjamin Sitt (together the "Designees") and Presencia would purchase an aggregate of $1,000,000 of Convertible Notes at the Third Closing; and

         WHEREAS, the Agreement provided that the Third Closing was to occur within five (5) days after Presencia gave the March Election Notice; and

         WHEREAS, notwithstanding delivery of the March Election Notice, Presencia has requested that the parties to the Agreement agree that: (i) Presencia shall purchase $650,000 of Convertible Notes at the Third Closing,
(ii) the Designees shall not be required to purchase any Convertible Notes at the Third Closing, (iii) the Third Closing be held not later than ten (10) days following its delivery of the March Election Notice, and (iv) Presencia shall have the option to purchase an additional $350,000 of Convertible Notes at a Fourth Closing (as hereinafter defined) to be held five (5) days after it delivers a second notice of election; and

         WHEREAS, the parties to the Agreement wish to amend the Agreement to reduce the amount of the Third Closing Purchase Price to $650,000, to extend the time in which the Third Closing may occur, and to provide Presencia with an option to purchase $350,000 of Convertible Notes at a Fourth Closing pursuant to a notice of election to be delivered within thirty (30) days after the Third Closing Date;

         NOW, THEREFORE, for good and adequate consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

    1. All defined terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Agreement.

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    2.     The following definitions set forth in Section 1 of the Agreement are hereby amended by deleting such definitions in their entirety and substituting in lieu thereof the following:

                  "Convertible Notes" shall mean (i) the promissory note in the amount of $1,500,000 executed and delivered by the Seller to the Purchaser at the First Closing (as hereinafter defined), (ii) the promissory note in the amount of $500,000 executed and delivered by the Seller to the Purchaser at the Second Closing (as hereinafter defined), (iii) the promissory note(s), if any, in the aggregate amount of $650,000 executed and delivered by the Seller to the Purchasers at the Third Closing (as hereinafter defined), and (iv) the promissory note(s), if any, in the aggregate amount of $350,000 executed and delivered by the Seller to the Purchasers at the Fourth Closing all in substantially the form attached hereto as Annex A.

                  "Election Notice" shall mean (i) for purposes of the Third Closing, a notice by Presencia to the Seller in which Presencia agrees that it or its designees will purchase $650,000 of Convertible Notes at the Third Closing, and (ii) for purposes of the Fourth Closing, a notice by Presencia to the Seller in which Presencia agrees that it or its designees will purchase $350,000 of Convertible Notes at the Fourth Closing.

                  "Purchaser" shall mean, (i) for purposes of the First Closing and the Second Closing, Presencia, and (ii) for purposes of the Third Closing and Fourth Closing, Presencia and/or its designee(s) as specified in the applicable Election Notice and approved by PVI Holding, such approval not to be unreasonably withheld or delayed.

         3. Section 2 of the Agreement is hereby amended and restated in its entirety as follows:

         "2.      Sale and Purchase of Convertible Notes.

                  2.1 Agreement to Purchase and Sell. Upon the terms and subject to the conditions set forth in this Agreement and upon the representations and warranties made herein, the Seller agrees to sell to the Purchasers, and the Purchasers agree to purchase from the Seller, the Convertible Notes, provided, however, that the Purchasers shall have no obligation to purchase, and shall not otherwise be in breach or violation of this Agreement as a result of their decision not to deliver an Election Notice, and the Seller shall have no obligation to sell, Convertible Notes at the Third Closing (as hereinafter defined) unless Presencia gives an Election Notice to the Seller on or before March 31, 2003 or at the Fourth Closing, unless Presencia gives an Election Notice to the Seller within thirty (30) days of the Third Closing Date.

                  2.2 Purchase Price. The aggregate purchase price to be delivered at the First Closing is $1,500,000 (the "First Closing Purchase Price"), the aggregate purchase price to be delivered at the Second Closing is $500,000 (the "Second Closing Purchase Price"), the aggregate purchase price to be delivered at the Third Closing is $650,000 (the "Third Closing Purchase Price") and the aggregate purchase price to be delivered at the Fourth Closing (as such terms are defined below) is $350,000 (the "Fourth Closing Purchase Price").

                  2.3 Closings. The closing of the purchase and sale of a Convertible Note in

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the principal amount equal to the First Closing Purchase Price is occurring simultaneously with the execution of this Agreement (the "First Closing") at the offices of Smith, Stratton, Wise, Heher & Brennan, LLP, 600 College Road East, Princeton, New Jersey on the date hereof. The closing of the purchase and sale of a Convertible Note in the principal amount equal to the Second Closing Purchase Price (the "Second Closing") will occur at the offices of Smith, Stratton, Wise, Heher & Brennan, LLP, 600 College Road East, Princeton, New Jersey on March 20, 2003 (the "Second Closing Date"). The closing of the purchase and sale of one or more additional Convertible Notes in the aggregate principal amount equal to the Third Closing Purchase Price (the "Third Closing") shall occur within ten (10) days after Presencia gives an Election Notice (the "Third Closing Date") to the Seller and shall be held at the offices of Smith, Stratton, Wise, Heher & Brennan, LLP, 600 College Road East, Princeton, New Jersey. The closing (the "Fourth Closing") of the purchase and sale of one or more additional Convertible Notes in the aggregate principal amount equal to the Fourth Closing Purchase Price shall occur within five (5) days after Presencia gives an Election Notice (the "Fourth Closing Date") to the Seller and shall be held at the offices of Smith, Stratton, Wise, Heher & Brennan, LLP, 600 College Road East, Princeton, New Jersey.

                  2.4 Closing Actions. Subject to the terms of this Agreement,

                           (a)      at the First Closing,

                                    (i)      the Purchaser is delivering the
First Closing Purchase Price in the amount of $1,500,000 to the Seller by wire transfer to such account previously specified by the Seller;

                                    (ii)     the Seller is delivering a
Convertible Note in the face amount of the First Closing Purchase Price to the Purchaser;

                                    (iii)    the Seller is delivering to each of
Presencia and PVI Holding a check in the amount of $25,000 payable to it in immediately available funds for the reimbursement of fees and expenses described in Section 19 hereof.

                                    (iv)     the Purchaser and PVI Holding are
delivering to each other an intercreditor agreement (the "Intercreditor Agreement");

                                    (v)      the Seller and Cablevision are
delivering to each other an amendment to the Option Agreement by and between the Seller and Cablevision dated as of June 25, 2002 (the "Option Agreement");

                                    (vi)     the Seller and Cablevision are
delivering to each other an amendment to the Proprietary Information Escrow Agreement by and among the Seller, Cablevision and Kramer Levin Naftalis & Frankel LLP, dated as of June 25, 2002 (the "Escrow Agreement");

                                    (vii)    the Seller and each of David Sitt
and Roberto Sonabend are

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delivering to each other employment and stock option agreements;

                                    (viii)   the Seller is delivering to PVI
Holding an amended and restated convertible promissory note against delivery by PVI Holding of the Convertible Promissory Note dated as of June 25, 2002 previously issued to PVI Holding by the Seller (the "Amended and Restated PVI Holding Note");

                                    (ix)     PVI Holding is delivering to the
Seller its waiver and consent with respect to the transactions contemplated hereunder to the extent required under the Stock Purchase Agreement or the PVI Holding Note Purchase Agreement, including without limitation its waiver of its rights pursuant to Section 6.2 of the Stock Purchase Agreement as such rights relate to the issuance of shares of common stock upon exercise of the warrant described in Section 2.4(d)(vi) that may be delivered in connection with the Fourth Closing;

                                    (x)      the Seller is delivering to the
Purchaser an opinion of the Seller's counsel in a form as agreed to by the parties;

                                    (xi)     the Seller is delivering to the
Purchaser a certificate, executed on behalf of the Seller by its Secretary, dated as of the Closing Date, certifying the resolutions of the Seller's Board approving the transactions contemplated by this Agreement and the other Transaction Documents;

                                    (xii)    the Seller and the parties to the
Reorganization Agreement are delivering to each other an amendment thereto and their consent to the transactions contemplated hereby;

                                    (xiii)   Cablevision is delivering to the
Seller its waiver and consent with respect to the transactions contemplated hereunder to the extent required under the Option Agreement; and

                                    (xiv)    following its receipt of the First
Closing Purchase Price, the Seller is delivering to Presencia $150,000 to be applied to the principal amounts outstanding as of the date of such closing with respect to the Contingent Service Fee (as such term is defined in the Consultant Services Agreement) for 2001.

                           (b)      at the Second Closing:

                                    (i)      Purchaser will deliver an amount
equal to the Second Closing Purchase Price by wire transfer to such account previously specified by the Seller:

                                    (ii)     the Seller will deliver a
Convertible Note in the aggregate principal amount of the Second Closing Purchase Price to the Purchaser;

                                    (iii)    the Seller will deliver to the
Purchaser a certificate, executed on behalf of the Seller by its Secretary, dated as of the Second Closing Date, certifying the resolutions of the Seller's Board and any duly authorized committee thereof, approving the

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transactions contemplated by this Agreement and the other Transaction Documents;
and

                                    (iv)     the Seller will deliver to the
Purchaser an opinion of the Seller's counsel in substantially the form delivered at the First Closing.

                           (c)      at the Third Closing, subject to Presencia's
delivery of an Election Notice, which shall be in Presencia's sole discretion, and PVI Holding's approval of Presencia's designee(s) (if any) designated therein, which approval will not be unreasonably withheld or delayed:

                                    (i)      to the extent it is not already a
party to this Agreement and the Intercreditor Agreement, each Purchaser will deliver a joinder agreement in the form attached hereto as Annex B;

                                    (ii)     each Purchaser will deliver an
amount equal to the face amount of the Convertible Note to be issued to it to the Seller by wire transfer to such account previously specified by the Seller, it being agreed that the Purchasers will deliver an aggregate amount equal to the Third Closing Purchase Price at the Third Closing;

                                    (iii)    the Seller will deliver Convertible
Notes in the aggregate principal amount of the Third Closing Purchase Price to the Purchasers;

                                    (iv)     the Seller will deliver to
Presencia amended Presencia Warrant Certificates (the "Amended Presencia Warrant Certificates") against delivery of the Presencia Warrant Certificates;

                                    (v)      the Seller will deliver to PVI
Holding warrants to purchase 2,658 and 106,329 shares of the Seller's common stock substantially in the form of the Special Warrants, as amended;

                                    (vi)     following its receipt of the Third
Closing Purchase Price, the Seller will deliver to Presencia an amount equal to the excess of $300,645 plus accrued interest, if any, over $150,000, on account of amounts accrued as of the date of such closing with respect to the Contingent Service Fee (as such term is defined in the Consultant Services Agreement) for 2001;

                                    (vii)    the Seller and PVI Holding will
deliver to each other an amendment to the Stock Purchase Agreement in the form attached hereto as Exhibit 2.4(b)(vii);

                                    (viii)   the Seller will deliver to the
Purchasers an opinion of the Seller's counsel in substantially the form delivered at the First Closing;

                                    (ix)     if neither David Sitt nor Roberto
Sonabend is then serving as a co-CEO of the Seller (or as the sole CEO if one of them shall cease to so serve), the Seller shall have delivered to the Purchasers and PVI Holding a certificate executed by one of its

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officers stating that the representations and warranties made by the Seller in
Section 4 hereof are true and correct as of the Third Closing Date with the same force and effect as if they had been made on and as of said date; and

                                    (x)      the Seller will deliver to the
Purchaser a certificate, executed on behalf of the Seller by its Secretary, dated as of the Third Closing Date, certifying the resolutions of the Seller's Board approving the transactions contemplated by this Agreement and the other Transaction Documents.

                           (d)      at the Fourth Closing, subject to
Presencia's delivery of an Election Notice, which shall be in Presencia's sole discretion, and PVI Holding's approval of Presencia's designee(s) (if any) designated therein, which approval will not be unreasonably withheld or delayed:

                                    (i)      to the extent it is not already a
party to this Agreement and the Intercreditor Agreement, each Purchaser will deliver a joinder agreement in the form attached hereto as Annex B;

                                    (ii)     each Purchaser will deliver an
amount equal to the face amount of the Convertible Note to be issued to it to the Seller by wire transfer to such account previously specified by the Seller, it being agreed that the Purchasers will deliver an aggregate amount equal to the Fourth Closing Purchase Price at the Fourth Closing;

                                    (iii)    the Seller will deliver Convertible
Notes in the aggregate principal amount of the Fourth Closing Purchase Price to the Purchasers;

                                    (iv)     the Seller will deliver to the
Purchaser a certificate, executed on behalf of the Seller by its Secretary, dated as of the Fourth Closing Date, certifying the resolutions of the Seller's Board and any duly authorized committee thereof, approving the transactions contemplated by this Agreement and the other Transaction Documents;

                                    (v)      the Seller will deliver to the
Purchasers an opinion of the Seller's counsel in substantially the form delivered at the First Closing;

                                    (vi)     if neither David Sitt nor Roberto
Sonabend is then serving as a co-CEO of the Seller (or as the sole CEO if one of them shall cease to so serve), the Seller shall have delivered to the Purchasers and PVI Holding a certificate executed by one of its officers stating that the representations and warranties made by the Seller in Section 4 hereof are true and correct as of the Fourth Closing Date with the same force and effect as if they had been made on and as of said date; and

                                    (vii)    if Presencia requests, the Seller
will deliver to one or more of the Purchasers who are Presencia's designees (including, without limitation, directors, officers and direct or indirect shareholders of Presencia, other than Eduardo Sitt, David Sitt or Roberto Sonabend) warrants to purchase up to an aggregate of 100,000 shares of the Seller's common

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stock at an exercise price of $1.50 per share and with a term of four (4) years, substantially in the form of the Amended Presencia Warrant Certificates."

         3. All references to the "First Closing" and the "Second Closing" in the waiver and consents delivered by each of PVI Holding, LLC and Presencia en Medios, S.A. de C.V. at the First Closing shall be deemed to mean the "First and Second Closings" and the "Third and Fourth Closings", respectively.

         4. By signing this Second Amendment, the parties to the Agreement acknowledge and agree that: (i) the March Election Notice shall be deemed to be an Election Notice by Presencia for the purchase by Presencia of $650,000 of Convertible Notes, (ii) Presencia has no obligation to purchase Convertible Notes in excess of $650,000 at the Third Closing, and (iii) the designees designated in the March Election Notice have no obligation to purchase Convertible Notes at the Third Closing nor any liability to the Seller as a result of Presencia's delivery of the March Election Notice.

         5. Except as amended hereby, the Agreement shall remain in full force and effect.

         6. This Second Amendment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

                                       ***

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         IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to Note Purchase and Security Agreement to be duly executed on their behalf.

                                   PRINCETON VIDEO IMAGE, INC.

                                   By: /s/ James Green
                                       -----------------------------------------
                                   Name: J Green
                                   Title: COO

                                   PRESENCIA EN MEDIOS, S.A. DE C.V.

                                   By: /s/ David Sitt
                                       -----------------------------------------
                                   Name: David Sitt
                                   Title:_______________________________________

                                   PVI HOLDING, LLC

                                   By: /s/ Wilt Hildenbrand
                                       -----------------------------------------
                                   Name: Wilt Hildenbrand
                                   Title: EVP Technology

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         Cablevision Systems Corporation hereby consents to the execution and delivery of this Second Amendment and to the transactions contemplated hereby and waives any breach or violation of the Option Agreement that may result from such actions. This waiver is limited to the actions contemplated by this Second Amendment and shall not be deemed to be a waiver of any rights not specifically set forth herein.

                                    CABLEVISION SYSTEMS CORPORATION

                                    By: /s/ Wilt Hildenbrand
                                        ----------------------------------------
                                    Name: Wilt Hildenbrand
                                    Title: EVP Technology